ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                             Nvest Bullseye Fund


                                                                  Where
                                                                The Best
                                                              Minds Meet(R)




-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                                              /s/ John T. Hailer


--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                              NVEST BULLSEYE FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------


Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  March 1998 (Inception) Through December 1999


                Net Asset       Maximum Sales
                 Value(1)         Charge(2)             S&P500(5)
                 --------         ---------         ---------------
12/99            $13,832           $13,039              $13,656
9/99               9,609             8,810               11,884
6/99              10,841             9,939               12,676
3/99               9,752             8,941               11,843
12/98             10,121             9,279               11,282
11/98              9,417             8,633               10,645
10/98              9,424             8,640               10,051
9/98               8,464             7,760                9,304
8/98               7,560             6,931                8,722
7/98               9,064             8,310               10,210
6/98               9,672             8,868               10,330
5/98               9,608             8,809                9,901
4/98              10,280             9,425               10,091
3/31/98           10,000             9,425               10,000


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and C share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                              NVEST BULLSEYE FUND
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A (Inception 3/31/98)                   1 Year         Since Inception
Net Asset Value(1,4)                           36.68%            20.32%
With Maximum Sales Charge(2,4)                 28.84             16.34
--------------------------------------------------------------------------------
Class B (Inception 3/31/98)                   1 Year         Since Inception
Net Asset Value(1,4)                           35.71%            19.57%
With CDSC(3,4)                                 30.71             17.56
--------------------------------------------------------------------------------
Class C (Inception 3/31/98)                   1 Year         Since Inception
Net Asset Value(1,4)                           35.74%            19.53%
With CDSC(3,4)                                 34.74             19.53
--------------------------------------------------------------------------------
Comparative Performance                       1 Year         Since Inception
S&P 500 Index(5)                               21.04%            19.50%
Morningstar Mid Cap Value Average(6)            6.72             -0.96
Lipper Multi-Cap Core Funds Average(7)         22.50             14.08
--------------------------------------------------------------------------------


Notes to Charts

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) This Fund waived certain fees and expenses during the period indicated and its average total return would have been lower had these fees not been waived.

(5) The Standard & Poor's Composite Index of 500 Stocks (S&P 500(R)) is a market value-weighted unmanaged index of common stock prices. It is a common measure of stock total return performance. The performance of the S&P 500 has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

(6) Morningstar Mid Cap Value Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service.

(7) Lipper Multi-Cap Core Funds Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service.

                              NVEST BULLSEYE FUND
================================================================================


                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------


[PHOTO]

[PHOTO]
William K. Jurika,
Guy Elliffe
Jurika & Voyles, L.P.


Q. How did Bullseye Fund perform during its fiscal year ending December 31, 1999?

For the year ended December 31, 1999, the return on Class A shares of Bullseye Fund was 36.68% based on net asset value. The return on the Fund's benchmark, Standard & Poor's 500 Index, was 21.04%. It is important to remember that, while the S&P 500 is made up of 500 of the largest-capitalization stocks in the U.S. market, the Fund invests in a highly concentrated portfolio across all capitalizations.

Q.   What was the investment environment like during the year?

The market started off the year enamored of a select group of large-company growth stocks. That changed for a short time in the second quarter, as signs of a recovery in world growth boosted cyclical companies and helped spark a surge among value stocks -- those selling at cheap prices relative to the market. When interest rates rose in the summer, the market shifted toward those companies whose earnings rose faster than the market anticipated, while stocks whose earnings fell short of expectations started to suffer. Since the summer, price momentum has taken over the market. Cheap stocks became cheaper -- sometimes even when the business was performing relatively well -- and the rich got richer. While we thought this market action was imprudent from a longer-term perspective, that's the way the market went through the latter part of the year.

Q. How would you describe the investment approach you've followed most recently?

We recognized that the market was rewarding a very narrow set of companies that had positive near- and intermediate-term prospects. At the same time, we were prudent with our choices in a very expensive market, looking for the companies that offered a combination of quality, predictability, and what we considered to be reasonable valuations. Over time, the market has rewarded investments in companies that are building value, or those that have been priced too low for some reason. That's where we've focused our purchases.

                              NVEST BULLSEYE FUND
================================================================================


--------------------------------------------------------------------------------

Within the parameters set by the Fund's prospectus, we've looked for stocks of companies offering particular characteristics. First, we looked for predictability by choosing companies that are leaders in their industries. Second, we were attracted to companies that offered a high return on equity, without carrying debt to prop up those returns. Finally, we needed to feel that the industry or the company offered a solid financial model.

Q.   Which stocks helped the Fund's performance?

Most, if not all, of the Fund's strong performance came in the fourth quarter. During that time, the Fund benefited from stock selection, particularly among its technology holdings. This is a sector made up of businesses with very large market shares and worldwide operations, factors that can limit earnings volatility. They also don't require a large amount of capital investment to generate very high profits. Among the stocks that drove performance were i2 Technologies, a software company that helps optimize the supply chain for technology-dependent companies like Dell Computer; STMicroelectronics, a European semiconductor firm that supplies microchips for digital television and wireless handsets; and Corning, which is involved in the build-up of telecommunications infrastructure. As grateful as we are that the market has overpaid for these

                        Your Fund's Investments -- 12/31/99

                                               % of
      Security                               Net Assets
-----------------------------------------------------------
      1.   Corning Inc.                        6.3
-----------------------------------------------------------
      2.   i2 Technologies, Inc.               5.2
-----------------------------------------------------------
      3.   Southwest Airlines                  4.5
-----------------------------------------------------------
      4.   KLA-Tencor Corporation              4.5
-----------------------------------------------------------
      5.   International Paper Co.             4.4
-----------------------------------------------------------
      6.   Duke Power Co.                      4.4
-----------------------------------------------------------
      7.   Cognex Corporation                  4.3
-----------------------------------------------------------
      8.   Blockbuster, Inc.                   4.0
-----------------------------------------------------------
      9.   United Parcel Service, Inc.         4.0
-----------------------------------------------------------
      10.  STMicroelectronics                  4.0
-----------------------------------------------------------
      11.  Enron Corp.                         4.0
-----------------------------------------------------------
      12.  Kimberly-Clark Corp.                4.0
-----------------------------------------------------------
      13.  Scientific Atlanta, Inc.            3.9
-----------------------------------------------------------
      14.  First Data Corp.                    3.9
-----------------------------------------------------------
      15.  Circuit City Stores                 3.8
-----------------------------------------------------------
      16.  OM Group, Inc.                      3.8
-----------------------------------------------------------
      17.  Parker-Hannifin Corp.               3.8
-----------------------------------------------------------
      18.  Baxter International, Inc.          3.8
-----------------------------------------------------------
      19.  Vastar Resources, Inc.              3.3
-----------------------------------------------------------
      20.  Seagate Technology                  3.1
-----------------------------------------------------------
      21.  ReliaStar Financial Corp.           2.6
-----------------------------------------------------------
      22.  Expedia, Inc.                       1.5
-----------------------------------------------------------
Portfolio holdings and asset allocations will vary.

                              NVEST BULLSEYE FUND
================================================================================


--------------------------------------------------------------------------------

and other technology stocks, we moved to reduce or sell off a significant portion of the Fund's technology holdings at the end of the calendar year. Beyond technology, we'd like to highlight UPS and Southwest Airlines as stocks that helped the Fund's performance. Both companies offered attractive business models and are market leaders in the transportation sector, an industry whose overall financial model is generally not attractive.

Q.   What's your outlook?

We believe the U.S. economy will experience some price inflation going forward. As a result, we'll look to invest in companies that should be able to pass along to their customers any increase in company costs. In addition, rising interest rates will probably cause us to focus more on higher-quality, larger-company stocks that are more easily traded. We'd emphasize that this would be a somewhat conservative stance, not a defensive one. Overall, we'll look for stocks that we can buy and hold, focusing on purchasing companies that are building value or on those we feel are selling at very cheap prices for no fundamentally sound reason.

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in the managers' opinion may result in strategic and other portfolio changes.

Compared with other funds, this Fund may invest a greater percentage of its assets in a particular company. Therefore, the Fund's assets could be significantly affected by the performance of any one of the small number of stocks in its portfolio.

The Fund may invest in REITs, which are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages. The Fund may hold foreign securities, which are affected by currency fluctuations, higher volatility and limited liability. Political, economic and information risks are also associated with foreign securities. Smaller-company investments carry special risks, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large-company stocks. See the Fund's prospectus for details.

                              PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Common Stock -- 87.1% of Total Net Assets

  Shares    Description                                                Value (a)
--------------------------------------------------------------------------------
            Air Travel--4.5%
  62,100    Southwest Airlines...............................         1,005,244
                                                                   ------------
            Business Services--4.0%
  13,200    United Parcel Service, Inc.......................           910,800
                                                                   ------------
            Chemicals--3.8%
  25,000    OM Group, Inc....................................           860,938
                                                                   ------------
            Communication Services--3.9%
  15,800    Scientific Atlanta, Inc..........................           878,875
                                                                   ------------
            Computer Software--5.2%
   6,000    i2 Technologies, Inc. (c)........................         1,170,000
                                                                   ------------
            Computers & Business Equipment--3.1%
  15,000    Seagate Technology (c)...........................           698,438
                                                                   ------------
            Drugs & Health Care--3.8%
  13,500    Baxter International, Inc........................           847,969
                                                                   ------------
            Electric Utilities--4.4%
  19,600    Duke Power Co....................................           982,450
                                                                   ------------
            Electronics--12.8%
  25,000    Cognex Corp. (c).................................           975,000
   9,000    KLA-Tencor Corp. (c).............................         1,002,375
   6,000    STMicroelectronics NV............................           908,625
                                                                   ------------
                                                                      2,886,000
                                                                   ------------
            Gas & Pipeline Utilities--4.0%
  20,200    Enron Corp.......................................           896,375
                                                                   ------------
            Household Appliances & Home Furnishings--6.3%
  11,000    Corning, Inc.....................................         1,418,312
                                                                   ------------
            Insurance--2.6%
  15,175    ReliaStar Financial Corp.........................           594,670
                                                                   ------------
            Leisure--4.0%
  68,100    Blockbuster, Inc.................................           910,837
                                                                   ------------
            Manufacturing--Diversified - 3.8%
  16,700    Parker-Hannifin Corp.............................           856,919
                                                                   ------------
            Oil & Gas--3.3%
  12,500    Vastar Resources, Inc............................           737,500
                                                                   ------------
            Paper & Forest Products--8.4%
  17,700    International Paper Co...........................           998,944
  13,600    Kimberly-Clark Corp..............................           887,400
                                                                   ------------
                                                                      1,886,344
                                                                   ------------
            Retail--3.8%
  19,300    Circuit City Stores..............................           869,706
                                                                   ------------

                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

  Shares    Description                                                Value (a)
--------------------------------------------------------------------------------
            Retail--Specialty - 1.5%
    10,000  Expedia, Inc. (c)................................      $    350,000
                                                                   ------------
            Services--3.9%
    17,800  First Data Corp..................................           877,762
                                                                   ------------
            Total Common Stock (Identified Cost $15,900,717).        19,639,139
                                                                   ------------


Short Term Investments -- 9.8%

Principal
  Amount
--------------------------------------------------------------------------------
$1,924,000  Repurchase Agreement with State
            Street Bank & Trust Co. dated 12/31/1999 at
            2.50% to be repurchased at $1,924,401 on
            1/03/2000, collateralized by $1,940,000
            U.S. Treasury Note 6.75% due 4/30/2000 with
            a value of $1,966,675 ...........................         1,924,000

   280,000  Repurchase Agreement with State Street
            Bank & Trust Co. dated 12/31/1999 at
            2.50% to be repurchased at $280,058 on
            1/03/2000, collateralized $240,000 U.S.
            Treasury Bond 8.50% due 2/15/2020
            with a value of $291,600   ......................           280,000
                                                                   ------------
            Total Short Term Investments
            (Identified Cost $2,204,000).....................         2,204,000
                                                                   ------------
            Total Investments--96.9%
            (Identified Cost $18,104,717) (b)................        21,843,139
            Other assets less liabilities....................           696,925
                                                                   ------------
            Total Net Assets--100%..........................       $ 22,540,064
                                                                   ============

  (a)   See Note 1a of Notes to Financial Statements.

  (b) Federal Tax Information: At December 31, 1999 the net unrealized appreciation on investments based on cost of $18,107,278 for federal income tax purposes was as follows:

        Aggregate gross unrealized appreciation
        for all investments in which there is an
         excess of value over tax cost ......................      $  4,117,223

        Aggregate gross unrealized depreciation
        for all investments in which  there is an
         excess of tax cost over value. .....................          (381,362)
                                                                   ------------
        Net unrealized appreciation .........................      $  3,735,861
                                                                   ============
 (c)    Non-income producing security.


                 See accompanying notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
================================================================================

December 31, 1999

ASSETS
   Investments at value (Identified cost $18,104,717) .................................                              $ 21,843,139
   Cash ...............................................................................                                       780
   Receivable for:
         Fund shares sold .............................................................                                    26,456
         Securities sold ..............................................................                                 1,409,052
         Due from investment advisor ..................................................                                    13,113
         Dividends and interest .......................................................                                    12,530
   Unamortized organization expense ...................................................                                    13,579
                                                                                                                     ------------
                                                                                                                       23,318,649

LIABILITIES
   Payable for:
         Securities purchased .........................................................      $    703,403
         Fund shares redeemed .........................................................            17,592
   Accrued expenses:
         Deferred trustees' fees ......................................................             1,626
         Accounting and administrative ................................................             4,828
         Other ........................................................................            51,136
                                                                                             ------------
                                                                                                                          778,585
                                                                                                                     ------------
NET ASSETS ............................................................................                              $ 22,540,064
                                                                                                                     ============
   Net Assets consist of:
         Capital paid in ..............................................................                              $ 15,776,359
         Undistributed net investment income (loss) ...................................                                    (1,626)
         Accumulated net realized gain (loss) .........................................                                 3,026,909
         Unrealized appreciation on investments .......................................                                 3,738,422
                                                                                                                     ------------

NET ASSETS ............................................................................                              $ 22,540,064
                                                                                                                     ============
   Computation of net asset value and offering price:

   Net asset value and redemption price of Class A shares
   ($10,548,887/609,972 shares of beneficial interest) ................................                                   $ 17.29
                                                                                                                          =======
   Offering price per share (100/94.25 of $17.29) .....................................                                   $ 18.34*
                                                                                                                          =======
   Net asset value and offering price of Class B shares
   ($9,773,658/571,667 shares of beneficial interest) .................................                                   $ 17.10**
                                                                                                                          =======
   Net asset value and offering price of Class C shares
   ($2,217,519/129,719 shares of beneficial interest) .................................                                   $ 17.09**
                                                                                                                          =======

*    Based upon single purchases of less than $50,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                 See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999

INVESTMENT INCOME
     Dividends .............................................................                                $   174,670
     Interest ..............................................................                                     27,009
                                                                                                            -----------
                                                                                                                201,679

   Expenses:
         Management fees ...................................................          $   183,892
         Service fees - Class A ............................................               22,304
         Service and distribution fees - Class B ...........................               81,204
         Service and distribution fees - Class C ...........................               23,148
         Trustees' fees and expenses .......................................                6,292
         Accounting and administrative .....................................               18,707
         Custodian .........................................................               56,773
         Transfer agent ....................................................              121,182
         Audit and tax services ............................................               26,500
         Legal .............................................................                1,416
         Printing ..........................................................               17,091
         Registration ......................................................               35,813
         Amortization of organization expenses .............................                4,176
         Insurance .........................................................                4,239
         Miscellaneous .....................................................               10,617
                                                                                      -----------
   Total expenses ..........................................................              613,354
   Less expense waived/reimbursed by the investment adviser and subadviser..             (196,882)              416,472
                                                                                      -----------           -----------
   Net investment loss .....................................................                                   (214,793)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

     Realized gain (loss) on investments -- net ............................                                  3,877,349
     Unrealized appreciation on investments -- net .........................                                  2,400,768
                                                                                                            -----------
     Net gain (loss) on investment transactions ............................                                  6,278,117
                                                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................                                $ 6,063,324
                                                                                                            ===========


                 See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================


                                                       For the Period
                                                       March 31,1998(a)          Year Ended
                                                      through December 31,      December 31,
                                                             1998                  1999
                                                         ------------           ------------
FROM OPERATIONS
     Net investment loss ......................          $    (81,543)          $   (214,793)
     Net realized gain (loss) on investments ..              (656,441)             3,877,349
     Net unrealized appreciation on investments             1,337,654              2,400,768
                                                         ------------           ------------
     Increase in net assets from operations ...               599,670              6,063,324
                                                         ------------           ------------

Increase (decrease) in net assets
     derived from capital share transactions ..            20,658,273             (4,781,203)
                                                         ------------           ------------
Total increase (decrease) in net assets .......            21,257,943              1,282,121

NET ASSETS
     Beginning of the period ..................                     0             21,257,943
                                                         ------------           ------------
     End of the period ........................          $ 21,257,943           $ 22,540,064
                                                         ============           ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
     End of the period ........................          $       (397)          $     (1,626)
                                                         ============           ============

(a)  Commencement of operations.


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                               Class A                          Class B                       Class C
                                     --------------------------       --------------------------      -------------------------
                                     March 31,                        March 31,                       March 31,
                                       1998(a)                         1998(a)                         1998(a)
                                      through        Year Ended        through        Year Ended       through        Year Ended
                                     December 31,    December 31,     December 31,    December 31,    December 31,    December 31,
                                        1998             1999           1998             1999            1998            1999
                                     ----------      ----------       ----------      ----------      ----------      ----------
Net asset value,
    beginning of period ...........  $    12.50      $    12.65       $    12.50      $    12.60      $    12.50      $    12.59
                                     ----------      ----------       ----------      ----------      ----------      ----------
Income (Loss) from
    investment operations
Net investment
    income (loss) .................       (0.02)(b)       (0.09)(b)        (0.08)(b)       (0.19)(b)       (0.08)(b)       (0.18)(b)
Net realized and
    unrealized gain
    (loss) on Investments .........        0.17            4.73             0.18            4.69            0.17            4.68
                                     ----------      ----------       ----------      ----------      ----------      ----------
Total from investment
    operations ....................        0.15            4.64             0.10            4.50            0.09            4.50
                                     ----------      ----------       ----------      ----------      ----------      ----------
Net asset value,
    end of period .................  $    12.65      $    17.29       $    12.60      $    17.10      $    12.59      $    17.09
                                     ==========      ==========       ==========      ==========      ==========      ==========
Total return (%) (c) ..............         1.2            36.7              0.8            35.7             0.7            35.7
Ratio of operating
    expenses to average
    net assets (%) (d) ............        1.75(e)         1.75             2.50(e)         2.50            2.50(e)         2.50
Ratio of net investment
    income (loss) to
    average net
    assets (%) ....................       (0.28)(e)       (0.71)           (1.03)(e)       (1.45)          (1.03)(e)       (1.45)
Portfolio turnover
    rate (%)  .....................          68             138               68             138              68             138
Net assets,
    end of period (000) ...........  $    9,653      $   10,549       $    8,618      $    9,774      $    2,987      $    2,218

(a)  Commencement of operations.

(b) Per share net investment loss has been calculated using the average shares outstanding during the period.

(c) A sales charge in the case of Class A Shares and a contingent deferred sales charge in the case of Class B and Class C Shares is not reflected in total return calculations. Periods less than one year are not annualized.

(d)  The ratio of operating expenses to average net assets without giving effect to the expense limitation described in Note 4 to the Financial Statements,
     would have been (%):                  3.14(e)         2.77             3.89(e)         3.52            3.89(e)         3.52

(e)  Computed on an annualized basis.

                 See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1999


1. Significant Accounting Policies. The Fund is a Series of Nvest Funds Trust III (formerly known as New England Funds Trust III), a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term capital growth. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

--------------------------------------------------------------------------------
For the Year Ended December 31, 1999


d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-deductible expenses, net operating losses and distributions from real estate investment trusts for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

f. Organization Expense. Costs incurred in fiscal 1998 in connection with the Fund's organization, amounting to $21,223 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. Purchases and Sales of Securities. For the year ended December 31, 1999 purchases and sales of securities (excluding short-term investments) were $25,869,025 and $32,943,112, respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.95% of the first $200 million of the Fund's average daily net assets, 0.90% of the next $300 million and 0.85% of such assets in excess of $500 million reduced by payments to the Fund's investment subadviser, Jurika & Voyles L.P. ("Jurika & Voyles"), at the rate of 0.57% of the first $200 million of the average daily net assets of the Fund, 0.50% of the next $300 million of such assets and 0.43% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Jurika & Voyles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees earned by Nvest Management and Jurika & Voyles under the management and subadvisory agreements in effect during the year ended December 31, 1999 are as follows:

                   Fees Earned (a)
                   ---------------
                   Nvest Management                $  110,335
                   Jurika & Voyles                     73,557

(a) Before reduction pursuant to expense limitations. See note 4.

The effective management fee for the year ended December 31, 1999 was 0.95%.

--------------------------------------------------------------------------------
For the Year Ended December 31, 1999


b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999 these expenses amounted to $18,707 and are shown separately in the financial statements as accounting and administrative.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $86,558 as compensation for its services in that capacity.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by the Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $22,304 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $20,301 and $5,787 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $60,903 and $17,361 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999 amounted to $92,373.

--------------------------------------------------------------------------------
For the Year Ended December 31, 1999


e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Note 4. Expense Limitations and Contingent Expense Obligation. Nvest Management has given a binding undertaking and Jurika & Voyles has voluntarily agreed to waive their respective management and subadvisory fees and, if necessary, Nvest Management has agreed to bear certain expenses associated with the Fund to the extent necessary to limit the Fund's expenses to the annual rate of 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares. Nvest Management's undertaking will be in effect for the life of the Fund's current prospectus. As a result of the Fund's expenses exceeding the expense limitation during the year ended December 31, 1999, Nvest Management and Jurika & Voyles waived their entire management and subadvisory fees of $183,892 and Nvest Management assumed additional expenses of $12,990.

In conjunction with the above undertaking, a fee deferral agreement was in effect for the period ended December 31, 1998, by which Nvest Management and Jurika & Voyles deferred fees subject to the obligation of the Fund to pay such fees in later periods to the extent that the Fund's expenses fall below the annual rate of 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares, provided however, that the fund is not obligated to pay any such deferred fees more than two years after the end of the fiscal year in which the fee was deferred. This deferral agreement is longer in effect.

Fees deferred in 1998 (subject to repayment until December 31, 2000): Nvest Management and Jurika & Voyles deferred their entire management and subadvisory fees of $115,268.

--------------------------------------------------------------------------------
For the Year Ended December 31, 1999


5. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:

                                                              For the Period
                                                             March 31, 1998(a)
                                                                  through                        Year Ended
                                                             December 31, 1998               December 31, 1999
                                                        ----------------------------    ----------------------------
Class A                                                 Shares          Amount          Shares         Amount
-------                                                 ------------    ------------    ------------    ------------
Shares sold .........................................        977,480    $ 11,869,164         156,650    $  2,072,162
Shares repurchased ..................................       (214,356)     (2,450,111)       (309,802)     (4,026,800)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................        763,124    $  9,419,053        (153,152)   $ (1,954,638)
                                                        ------------    ------------    ------------    ------------

                                                              For the Period
                                                             March 31, 1998(a)
                                                                  through                        Year Ended
                                                             December 31, 1998               December 31, 1999
                                                        ----------------------------    ----------------------------
Class B                                                 Shares          Amount          Shares         Amount
-------                                                 ------------    ------------    ------------    ------------
Shares sold .........................................        777,580    $  9,366,653         152,642    $  1,933,280
Shares repurchased ..................................        (93,769)     (1,075,313)       (264,786)     (3,376,826)
                                                        ------------    ------------    ------------    ------------

Net increase (decrease) .............................        683,811    $  8,291,340        (112,144)   $ (1,443,546)
                                                        ------------    ------------    ------------    ------------

                                                              For the Period
                                                             March 31, 1998(a)
                                                                  through                        Year Ended
                                                             December 31, 1998               December 31, 1999
                                                        ----------------------------    ----------------------------
Class C                                                 Shares          Amount          Shares         Amount
-------                                                 ------------    ------------    ------------    ------------
Shares sold .........................................        277,249    $  3,391,994          17,629    $    226,404
Shares repurchased ..................................        (40,069)       (444,114)       (125,090)     (1,609,423)
                                                        ------------    ------------    ------------    ------------

Net increase (decrease) .............................        237,180       2,947,880        (107,461)     (1,383,019)
                                                        ------------    ------------    ------------    ------------
Increase (decrease) derived from
   capital shares transactions ......................      1,684,115    $ 20,658,273        (372,757)   $ (4,781,203)
                                                        ============    ============    ============    ============


(a)  Commencement of operations.

6. Non-diversified Status. Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular company. Therefore, the Fund's return could be significantly affected by the performance of any one of the small number of stocks in its portfolio.

                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Trustees of Nvest Funds Trust III and the Shareholders of the Nvest Bullseye Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Bullseye Fund (formerly the New England Bullseye Fund) (the "Fund"), a series of Nvest Funds Trust III, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

================================================================================

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market:

Number of outstanding shares X current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                             REGULAR INVESTING PAYS
================================================================================

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         The Power of Monthly Investing

                      $100             $200             $500
                      ----             ----             ----
25 Years            $91,236          $182,472         $456,181


Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                             SAVING FOR RETIREMENT
================================================================================


                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Two Hypothetical Investments

                      Investor A                 $214,295

                      Investor B                 $157,909

Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                  NVEST FUNDS
================================================================================

         LARGE-CAP EQUITY FUNDS               GLOBAL/INTERNATIONAL EQUITY
           Capital Growth Fund                    Star Worldwide Fund
          Kobrick Growth Fund                 International Equity Fund
              Growth Fund
         Growth and Income Fund                 CORPORATE INCOME FUNDS
             Balanced Fund                 Short Term Corporate Income Fund
               Value Fund                          Bond Income Fund
                                                   High Income Fund
          ALL-CAP EQUITY FUNDS                  Strategic Income Fund
           Star Advisers Fund
          Kobrick Capital Fund                  GOVERNMENT INCOME FUNDS
             Bullseye Fund                 Limited Term U.S. Government Fund
           Equity Income Fund                 Government Securities Fund

         SMALL-CAP EQUITY FUNDS                   MONEY MARKET FUNDS*
           Star Small Cap Fund                   Cash Management Trust
      Kobrick Emerging Growth Fund          Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                              or guaranteed by the FDIC
                                            or any other government agency


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

 399 Boylston Street

Boston, Massachusetts

       02116
---------------------



BE56-1299

[LOGO] Printed on Recycled Paper

================================================================================

[LOGO] Nvest Funds (SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                                                        Nvest Equity Income Fund

                                                               Where
                                                              The Best
                                                             Minds Meet(R)


-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds


"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."



After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                           /s/John T. Hailer


--------------------------------------------------------------------------------
NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

                            NVEST EQUITY INCOME FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

Your Fund's benchmark has changed from the Standard & Poor's Composite Index of 500 Stocks ("S&P 500")(5) to the Russell 1000 Value Index(4) to better reflect its investment goal, strategy and the type of stocks normally included in the portfolio.


                                Growth of a $10,000 Investment in Class A Shares

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                November 1995 (Inception) through December 1999


                  Net Asset    Maximum Sales    Russell 1000
                  Value(1)       Charge(2)      Value Index(4)   S&P 500(5)
                  --------       ---------      --------------   ----------
12/99            $16,135          $15,207           $20,413         $26,037
6/99              17,366           16,368            21,463          24,177
12/98             16,455           15,509            19,016          21,510
6/98              17,002           16,025            18,444          19,694
12/97             16,026           15,105            16,444          16,737
6/97              14,629           13,788            14,315          15,140
12/96             13,068           12,316            12,164          12,555
6/96              11,356           10,703            10,748          11,245
12/95             10,321            9,728            10,374          10,215
11/28/95          10,000            9,425            10,000          10,000


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and C share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                            NVEST EQUITY INCOME FUND
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A (Inception 11/28/95)             1 Year                Since Inception
Net Asset Value(1)                        -1.94%                   12.41%
With Maximum Sales Charge(2)              -7.61                    10.79
--------------------------------------------------------------------------------
Class B (Inception 9/15/97)              1 Year                Since Inception
Net Asset Value(1)                        -2.66%                    1.27%
With CDSC(3)                              -7.51                    -0.03
--------------------------------------------------------------------------------
Class C (Inception 9/15/97)              1 Year                Since Inception
Net Asset Value(1)                        -2.66%                    1.29%
With CDSC(3)                              -3.63                     1.29
--------------------------------------------------------------------------------
                                                       Since          Since
                                                       Fund's         Fund's
                                                      Class A     Class B and C
Comparative Performance                  1 Year      Inception      Inception
Russell 1000 Value(4)                      7.35%       19.84%         12.24%
S&P 500(5)                                21.04        26.04          23.27
Morningstar Large Value Average(6)         6.59        16.55           8.74
Lipper Equity Income Average(7)            3.31        14.41           7.06
--------------------------------------------------------------------------------
Notes to Charts

Fund performance for the period through May 31, 1999 reflects that of the prior subadviser, Loomis, Sayles & Company, L.P. Vaughan, Nelson, Scarborough & McCullough, L.P. (VNSM) became the subadviser beginning June 1, 1999.

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index. Class B and C share since inception return is calculated from 9/30/97.

(5) The S&P 500(R) is a market value-weighted unmanaged index of common stock prices for 500 selected stocks, most of which are listed on the New York Stock Exchange. It is a common measure of stock total return performance. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

(6) Morningstar Large Value Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class A share since inception return is calculated from 11/30/95. Class B and C share since inception performance is calculated from 9/30/97.

(7) Lipper Equity Income Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class A share since inception return is calculated from 11/30/95. Class B and C share since inception performance is calculated from 9/30/97.

                            NVEST EQUITY INCOME FUND
================================================================================


                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------


[PHOTO]

[PHOTO]
Margaret Buescher,
Jean Malo
Vaughan, Nelson,
Scarborough &
McCullough, L.P.*


Q.   Please tell us about Equity Income Fund's performance in 1999.

For the year ended December 31, 1999, the Fund's Class A shares returned -1.94% at net asset value. This return includes a $0.46 per share loss in net asset value and reinvested distributions of $0.12. The Fund lagged the 7.35% return of the Russell 1000 Value Index, a common measure of large-cap value stock performance and the Fund's benchmark index.

Q.   What was the market environment during the period?

Large-cap value stocks, like the kind your fund invests in, underperformed growth stocks again in 1999, despite staging a vigorous but short-lived rally during the second quarter. Investor dollars continued to support growth stocks this year, to say nothing of the explosion in high-technology and Internet-related issues. This behavior extends the pattern of the last few years, as persistent economic strength and benign interest rates inspired investor confidence that large, established growth companies would go on increasing their profits, and benefit from upward price momentum.

The focus narrowed further in the second half of the year, when investors concentrated on Internet and technology issues, including initial public offerings.

The U.S. economy simmered last year, reaching a near boil in the third quarter when it expanded at an annualized 5.5% rate. This impressive strength, on top of OPEC-inspired hikes in the price of oil, provided ample cause for the Federal Reserve Board to raise short-term interest rates three times during the year. The Fed thus undid its three rate cuts of a year earlier, when slumping overseas economies threatened to close off markets -- and profits -- for many U.S. corporations. Many foreign markets had stabilized in 1999, allowing the Fed to raise rates without fear of choking off domestic expansion.

Q.   Given that environment, what strategies did you pursue for the Fund?

Our investment team began managing the Fund on June 1, 1999. Consistent with our long-standing discipline, we choose stocks based on established criteria

                            NVEST EQUITY INCOME FUND
================================================================================



--------------------------------------------------------------------------------

regardless of the general market outlook. Our goal is high returns, but only in the context of careful risk assessment -- a calculation that has been missing recently from many investors' checklists.

The approach we employ emphasizes value rather than growth -- we favor companies whose stock prices fail to reflect the underlying value our research indicates they may possess. Key criteria are sound management, a positive earnings outlook, low price relative to potential value and above-average dividend yield.

In strategic terms, we emphasized sectors, including consumer staples and pharmaceutical manufacturers, that can prosper in an economy in which growth is moderating, an eventuality that we believe is not far off.

To take advantage of the less restrictive interest rate scenario that a moderating economy implies, we expanded holdings in the financial sector. Now that Congress has lifted the restrictive 1930's legislation known as Glass-Steagall, we anticipate new competitive opportunities for a range of financial companies. More recent additions in this sector include Chubb, Citigroup and J.P. Morgan, while the Fund's largest financial holdings remain American General and Chase Manhattan.

Q. What factors or investments affected performance the most, positively or negatively?

On the broadest level, the Fund's underperformance reflects the market's indifference to value and to yield, essential components of our conservative discipline. Instead, earnings expansion and price momentum (the notion that a rising stock will go on rising) have dominated investor sentiment for some time.

The nature of many of the stocks that have been performance leaders in the Russell 1000 Value Index excludes them from consideration in the Fund -- cellular and wireless companies and others, where yield is nil and valuations unacceptably high, by our criteria.


                 Your Fund's 10 Largest Investments -- 12/31/99

                                                   % of
Company                                         Net Assets
--------------------------------------------------------------------------------
1.  Chase Manhattan Corp.                           5.0
--------------------------------------------------------------------------------
2.  American General Corp.                          4.8
--------------------------------------------------------------------------------
3.  Bank of New York Company, Inc.                  4.4
--------------------------------------------------------------------------------
4.  Federal National Mortgage Association           3.7
--------------------------------------------------------------------------------
5.  Shell Transport & Trading Co.                   3.5
--------------------------------------------------------------------------------
6.  GTE Corp.                                       3.3
--------------------------------------------------------------------------------
7.  Duke Power Co.                                  3.2
--------------------------------------------------------------------------------
8.  Hewlett-Packard Co.                             3.1
--------------------------------------------------------------------------------
9.  Merck & Co.                                     3.0
--------------------------------------------------------------------------------
10. SBC Communications, Inc.                        2.9
--------------------------------------------------------------------------------

Portfolio holdings and asset allocation will vary.

                            NVEST EQUITY INCOME FUND
================================================================================



--------------------------------------------------------------------------------

The Fund benefited in 1999 from its energy holdings, as rising oil prices pushed stocks higher. We took some profits as energy prices seemed to be peaking and shifted the proceeds to the financial sector. But we did establish a position in Exxon Mobil; significant efficiencies should result from the merger of two of the world's most well-managed oil companies. Stocks that disappointed include three that failed to meet earnings expectations: we continue to hold Bank One and Philip Morris but have eliminated Xerox, whose poor performance primarily in overseas markets hurt results.

Our technology commitment was conservative and generally successful. The Fund benefited from its holding in IBM, which is being favorably revalued as a service company rather than as a manufacturer. The Fund also owns a Morgan Stanley security convertible into the common stock of Oracle Corporation, a leading manufacturer of database management software for corporations. From this holding the Fund derives a generous yield while capturing some of Oracle's upside potential.

Q. What is your outlook for next year and beyond?

Our investment style emphasizes the search for unrecognized value and above-market yield. Recently, the market has had no taste for either. Nevertheless, we will continue to hone our long-standing discipline in preparation for the time when investors turn once again to traditional approaches and some balance returns to the marketplace.

In the meantime, we continue to position the Fund for the economy we envision -- slower growth, no recession, and more stable interest rates. The Fund remains an attractive investment for investors seeking a more conservative, higher yielding alternative in the equity market.

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

The Fund invests in foreign securities. Investing in foreign securities involves special risks. These risks may increase share price volatility. See the Fund's prospectus for details.

*On May 14, 1999, The Fund's Board of Trustees authorized Vaughan, Nelson, Scarborough & McCullough, L.P. (VNSM) to act as interim subadviser to Nvest Equity Income Fund beginning June 1, 1999. VNSM succeeded Loomis, Sayles & Co., L.P., the Fund's previous adviser. Shareholders approved VNSM as the Fund's subadviser in July 1999.

                            PORTFOLIO COMPOSITION
================================================================================


Investments as of December 31, 1999

Common Stock -- 96.6% of Total Net Assets

Shares            Description                                         Value (a)
--------------------------------------------------------------------------------
                Aerospace--6.4%
     8,900      General Dynamics Corp. .........................      $  469,475
     8,500      Honeywell International, Inc. ..................         490,344
     8,600      Northrop Grumman Corp. .........................         464,937
                                                                      ----------
                                                                       1,424,756
                                                                      ----------
                Automotive--2.0%
     6,100      General Motors Corp. ...........................         443,394
                                                                      ----------
                Banks--17.3%
     8,200      Bank America Corp. .............................         411,538
    24,500      Bank of New York Company, Inc. .................         980,000
    13,900      Bank One Corp. .................................         445,669
    14,200      Chase Manhattan Corp. ..........................       1,103,162
     6,000      Citigroup, Inc. ................................         333,375
     4,500      J.P. Morgan Corp. ..............................         569,812
                                                                      ----------
                                                                       3,843,556
                                                                      ----------
                Business Services--2.6%
     8,100      Dun & Bradstreet Corp. .........................         238,950
     5,100      Electronic Data Systems Corp. ..................         341,381
                                                                      ----------
                                                                         580,331
                                                                      ----------
                Chemicals--2.5%
     8,600      E.l. du Pont de Nemours & Co. ..................         566,525
                                                                      ----------
                Computers & Business Equipment--6.6%
    12,200      Compaq Computer Corp. ..........................         330,162
     6,100      Hewlett-Packard Co. ............................         695,019
     4,200      International Business Machines Corp. ..........         453,600
                                                                      ----------
                                                                       1,478,781
                                                                      ----------
                Domestic Oil--2.7%
     7,400      Exxon Mobil Corp. ..............................         596,163
                                                                      ----------
                Drugs & Health Care--9.5%
    11,400      Abbott Laboratories ............................         413,963
     9,400      Baxter International, Inc. .....................         590,437
     9,800      Merck & Co. ....................................         657,212
    10,100      Pharmacia & Upjohn, Inc. .......................         454,500
                                                                      ----------
                                                                       2,116,112
                                                                      ----------
                Electric Utilities--3.2%
    14,300      Duke Power Co. .................................         716,788
                                                                      ----------
                Electrical Equipment--1.7%
     2,500      General Electric Co. ...........................         386,875
                                                                      ----------


                 See accompanying notes to financial statements.

================================================================================


Investments as of December 31, 1999

Common Stock -- continued

Shares          Description                                           Value (a)
--------------------------------------------------------------------------------
                Financial Services--6.2%
   13,100       Federal National Mortgage Association ..........     $   817,931
    7,500       GATX Corp. .....................................         253,125
    1,000       Hvide Capital Trust 144A .......................           1,500
    3,700       Merrill Lynch & Company, Inc. ..................         308,950
                                                                      ----------
                                                                       1,381,506
                                                                      ----------
                Food & Beverages--7.6%
    7,400       H.J. Heinz Co. .................................         294,613
   17,900       PepsiCo, Inc. ..................................         630,975
    9,500       Philip Morris Companies, Inc. ..................         220,281
    8,400       Quaker Oats Co. ................................         551,250
                                                                      ----------
                                                                       1,697,119
                                                                      ----------
                Forest Products--1.4%
    4,300       Weyerhaeuser Co. ...............................         308,794
                                                                      ----------
                Insurance--7.9%
   14,200       American General Corp. .........................       1,077,425
    7,800       Chubb Corp. ....................................         439,238
    6,900       HSB Group, Inc. ................................         233,306
                                                                      ----------
                                                                       1,749,969
                                                                      ----------
                International Oil--5.8%
    8,700       BP Amoco PLC (ADR) .............................         516,019
   15,700       Shell Transport & Trading Co. (ADR) ............         773,225
                                                                      ----------
                                                                       1,289,244
                                                                      ----------
                Office Furnishings & Supplies--2.4%
    7,400       Avery Dennison Corp. ...........................         539,275
                                                                      ----------
                Photography--1.3%
    4,400       Eastman Kodak Co. ..............................         291,500
                                                                      ----------
                Real Estate--1.1%
    6,300       Weingarten Realty Investors (REIT) .............         245,306
                                                                      ----------
                Telecommunication--8.4%
   10,000       AT&T Corp. .....................................         507,500
   10,300       GTE Corp. ......................................         726,794
   13,028       SBC Communications, Inc. .......................         635,115
                                                                      ----------
                                                                       1,869,409
                                                                      ----------
                Total Common Stock (Identified Cost
                     $21,570,411)...............................      21,525,403
                                                                      ----------



Convertible Security -- 2.7%
   Units
--------------------------------------------------------------------------------
             Financial Services--2.7%
   21,000    Morgan Stanley Dean Witter & Company
             6% Reset PERQS Exchangeable for shares
               of Oracle Corp. Common Stock.....................         598,500
                                                                      ----------
             Total Convertible Security (Identified Cost $491,928)       598,500
                                                                      ----------


                See accompanying notes to financial statements.

================================================================================


Investments as of December 31, 1999


Short Term Investments -- 0.9%


     Principal
      Amount           Description                                                                                  Value (a)
-----------------------------------------------------------------------------------------------------------------------------

$        201,000       Repurchase Agreement with State Street Bank & Trust Co. dated 12/31/1999 at 2.500% to be repurchased at $201,042 on 01/03/2000, collateralized by
                       $200,000 U.S. Treasury Bond at 6.750% due 08/15/2026
                       valued at $206,250.............................................................            $   201,000
                                                                                                                  -----------
                       Total Short Term Investment (Identified Cost $201,000).........................                201,000
                                                                                                                  -----------
                       Total Investments--100.2% (Identified Cost $22,263,339)(b).....................             22,324,903
                        Other assets less liabilities.................................................                (55,149)
                                                                                                                  -----------
                        Total Net Assets--100%........................................................            $22,269,754
                                                                                                                  -----------

      (a)    See Note 1a of Notes to Financial Statements.

      (b)    Federal Tax Information:  At December 31, 1999 the net unrealized appreciation on investments based on cost of $22,263,339 for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation for all investments in which there is
              an excess of value over tax cost........................................................            $ 1,861,816
             Aggregate gross unrealized depreciation for all investments in which there is
              an excess of tax cost over value........................................................             (1,800,252)
                                                                                                                  -----------
                        Net unrealized appreciation                                                               $    61,564
                                                                                                                  ===========

             At December 31, 1999 the Fund had a capital loss carryover of approximately $238,648 which expires on December 31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

               PERQS   Performance Equity-Linked Redemption Quarterly-Pay Securities

                 ADR   An American Depositary Receipt (ADR) is a certificate issued by a
                       Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                REIT   Real Estate Investment Trust

                144A   Securities exempt from registration under Rule 144A of the Securities
                       Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the year end, the value of these amounted to $1,500 or 0.01% of net assets.

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
================================================================================


December 31, 1999

ASSETS

                  Investments at value (Identified cost $22,263,339) ....................                          $ 22,324,903
                  Cash ..................................................................                                16,194
                  Receivable for:
                      Fund shares sold ..................................................                                12,669
                      Dividends and interest ............................................                                49,804
                  Unamortized organization expenses .....................................                                 3,699
                                                                                                                   ------------
                                                                                                                     22,407,269
                                                                                                                   ------------

LIABILITIES
                  Payable for:

                      Fund shares redeemed ..............................................   $     80,162
                  Accrued expenses:
                      Management fees ...................................................          8,046
                      Deferred trustees' fees ...........................................          2,422
                      Accounting and administrative .....................................          6,087
                      Other expenses ....................................................         40,798
                                                                                            ------------
                                                                                                                        137,515
                                                                                                                   ------------
NET ASSETS ..............................................................................                          $ 22,269,754
                                                                                                                   ============
                  Net Assets consist of:
                      Capital paid in ...................................................                          $ 22,426,834
                      Undistributed net investment income ...............................                                20,001
                      Accumulated net realized gains (losses) ...........................                              (238,645)
                      Unrealized appreciation (depreciation) on investments .............                                61,564
                                                                                                                   ------------

NET ASSETS ..............................................................................                          $ 22,269,754
                                                                                                                   ============
                  Computation of net asset value and offering price:
                  Net asset value and redemption price of Class A shares
                  ($11,291,399/658,185 shares of beneficial interest) ...................                             $   17.16
                                                                                                                      =========
                  Offering price per share (100/94.25 of $17.16) ........................                             $   18.21*
                                                                                                                      =========
                  Net asset value and offering price of Class B shares
                  ($9,642,592/564,038 shares of beneficial interest) ....................                             $   17.10**
                                                                                                                      =========
                  Net asset value and offering price of Class C shares
                  ($1,335,763/78,090 shares of beneficial interest) .....................                             $   17.11**
                                                                                                                      =========

* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS
================================================================================


Year Ended December 31, 1999


INVESTMENT INCOME

Dividends (net of foreign taxes of $4,599) ...................                $ 667,327
Interest .....................................................                   14,239
                                                                              ---------
                                                                                681,566

Expenses
  Management fees ............................................   $ 196,897
  Service fees - A ...........................................      35,201
  Service and distribution fees - Class B ....................     122,010
  Service and distribution fees - Class C ....................      17,052
  Trustees' fees and expenses ................................       6,448
  Accounting and administrative ..............................      22,000
  Custodian ..................................................      51,681
  Transfer agent .............................................     124,062
  Audit and tax services .....................................      20,860
  Legal ......................................................       3,194
  Printing ...................................................      31,993
  Registration ...............................................      52,337
  Amortization of organization expenses ......................       4,654
  Insurance ..................................................         405
  Miscellaneous ..............................................      12,007
                                                                 ---------
Total expenses ...............................................     700,801
Less expenses waived by the investment adviser and subadvisers    (174,581)     526,220
                                                                 ---------    ---------
Net investment income ........................................                  155,346
                                                                              ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS

Realized gain (loss) on investments -- net .................       470,916
   Foreign currency transactions - net .....................            32
                                                               -----------
   Total realized gain (loss) on investments
     and foreign currency transactions .....................       470,948
                                                               -----------
   Unrealized appreciation (depreciation) on:
   Investments - net .......................................    (1,477,659)
                                                                -----------
Net gain (loss) on investment transactions .................                   (1,006,711)
                                                                              -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......                  $  (851,365)
                                                                              ===========

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================


                                                                                   Year Ended December 31,
                                                                               -----------------------------
                                                                                    1998            1999
                                                                               ------------    -------------

FROM OPERATIONS

   Net investment income (loss) ............................................   $    396,289    $    155,346
   Net realized gain (loss) on investments and foreign currency transactions       (495,667)        470,948
   Net unrealized appreciation (depreciation) on investments ...............        395,829      (1,477,659)
                                                                               ------------    -------------
   Increase (decrease) in net assets from operations .......................        296,451        (851,365)
                                                                               ------------    -------------


FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A ...............................................................       (268,096)        (97,786)
     Class B ...............................................................       (115,988)        (35,542)
     Class C ...............................................................        (15,562)         (4,872)
   Net realized gain on investments
     Class A ...............................................................       (179,152)         (2,457)
     Class B ...............................................................       (162,228)         (2,078)
     Class C ...............................................................        (21,050)           (306)
                                                                               ------------    -------------
                                                                                   (762,076)       (143,041)
                                                                               ------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS .................................     11,376,636     (13,298,989)
                                                                               ------------    -------------
Total increase (decrease) in net assets ....................................     10,911,011     (14,293,395)

NET ASSETS
   Beginning of the year ...................................................     25,652,138      36,563,149
                                                                               ------------    -------------
   End of the year .........................................................   $ 36,563,149    $ 22,269,754
                                                                               ============    =============
UNDISTRIBUTED NET INVESTMENT INCOME
   End of the year .........................................................   $      4,105    $     20,001
                                                                               ============    =============


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================



                                                                                         Class A
                                                                        ------------------------------------------
                                                      November 28, 1995(a)
                                                            through
                                                           December 31,          Year Ended December 31,
                                                                        ------------------------------------------
                                                              1995           1996          1997         1998             1999
                                                          --------------------------------------------------------------------

Net Asset Value, Beginning of Period ..................   $    12.50    $    12.86   $     15.15   $    17.59      $     17.62
                                                          ----------    ----------   -----------   ----------      -----------
Income From Investment Operations
Net Investment Income .................................         0.04          0.31          0.25         0.26(b)          0.17
Net Realized and Unrealized Gain (Loss) on
Investments ...........................................         0.36          3.11          3.15         0.20(c)         (0.51)
                                                          ----------    ----------   -----------   ----------      -----------
Total From Investment Operations ......................         0.40          3.42          3.40         0.46            (0.34)
                                                          ----------    ----------   -----------   ----------      -----------
Less Distributions
Dividends From Net Investment Income ..................        (0.04)        (0.30)        (0.26)       (0.26)           (0.12)
Distributions From Net Realized Capital Gains .........         0.00         (0.83)        (0.70)       (0.17)           (0.00)(g)
                                                          ----------    ----------   -----------   ----------      -----------
Total Distributions ...................................        (0.04)        (1.13)        (0.96)       (0.43)           (0.12)
                                                          ----------    ----------   -----------   ----------      -----------
Net Asset Value, End of Period ........................   $    12.86    $    15.15   $     17.59   $    17.62      $     17.16
                                                          ==========    ==========   ===========   ==========      ===========
Total Return (%) (d) ..................................          3.2          26.6          22.6          2.7             (1.9)
Ratio of Operating Expenses to Average Net
Assets (%) (e) ........................................         1.50(f)       1.50          1.50         1.50             1.50
Ratio of Net Investment Income to Average Net
Assets (%) ............................................         3.58(f)       2.06          1.76         1.48             0.94
Portfolio Turnover Rate (%) ...........................            0            45            33           61               93
Net Assets, End of Period (000) .......................   $    2,064    $    2,613   $    14,681   $   17,839      $    11,291

The subadviser to the Fund prior to June 1, 1999 was Loomis, Sayles & Company, L.P. Effective June 1, 1999 Vaughn, Nelson, Scarborough & McCullough, L.P. became the subadviser.


(a)  Commencement of operations.

(b) Per share net investment income has been calculated using the average shares outstanding during the period.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of fund shares in relation to fluctuating market values of the investments of the Fund.

(d) A sales charge is not reflected in total return calculations. The period less than one year is not annualized.

(e) The ratio of operating expenses to average net assets without giving effect to the expense limitation described in Note 4 to the Financial Statements
     would have been (%)...  5.97(f)  3.67   3.10    1.92    2.12

(f)  Computed on an annualized basis.

(g)  Amount is less than $0.01.


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                      Class B                                 Class C
                                      --------------------------------------      --------------------------------------
                                      September 15,                               September 15,
                                        1997(a)                                   1997(a)
                                       through                                    through
                                      December 31,   Year Ended December 31,      December 31,  Year Ended December 31,
                                                     -----------------------                    ----------------------
                                        1997           1998           1999          1997          1998          1999
                                      --------       --------       --------      --------      --------      --------

Net Asset Value,
  Beginning of Period .............   $  17.06       $  17.59       $  17.62      $  17.06      $  17.59      $  17.63
                                      --------       --------       --------      --------      --------      --------
Income From
  Investment Operations
Net Investment Income .............       0.03           0.13(b)        0.03          0.03          0.13(b)       0.03
Net Realized and
  Unrealized Gain (Loss)
  on Investments ..................       0.60           0.20(c)       (0.50)         0.60          0.21(c)      (0.50)
                                      --------       --------       --------      --------      --------      --------

Total From
  Investment Operations ...........       0.63           0.33          (0.47)         0.63          0.34         (0.47)
                                      --------       --------       --------      --------      --------      --------
Less Distributions
Dividends From Net
  Investment Income ...............      (0.04)         (0.13)         (0.05)        (0.04)        (0.13)        (0.05)
Distributions From Net
  Realized Capital Gains ..........      (0.06)         (0.17)         (0.00)(g)     (0.06)        (0.17)        (0.00)(g)
                                      --------       --------       --------      --------      --------      --------
Total Distributions ...............      (0.10)         (0.30)         (0.05)        (0.10)        (0.30)        (0.05)
                                      --------       --------       --------      --------      --------      --------
Net Asset Value, End of Period ....   $  17.59       $  17.62       $  17.10      $  17.59      $  17.63      $  17.11
                                      ========       ========       ========      ========      ========      ========
Total Return (%) (d) ..............        3.7            2.0           (2.7)          3.7           2.0          (2.7)
Ratio of Operating
  Expenses to Average
  Net Assets (%) (e) ..............       2.25(f)        2.25           2.25          2.25(f)       2.25          2.25
Ratio of Net Investment
  Income to Average
  Net Assets (%) ..................       1.01(f)        0.73           0.19          1.01(f)       0.73          0.19
Portfolio Turnover Rate (%) .......         33             61             93            33            61            93
Net Assets, End of Period (000) ...   $  9,375       $ 16,623       $  9,643      $  1,596      $  2,101      $  1,336

The subadviser to the Fund prior to June 1, 1999 was Loomis, Sayles & Company,
L.P. Effective June 1, 1999 Vaughn, Nelson, Scarborough & McCullough, L.P.
became the subadviser.

(a)  Commencement of operations.

(b) Per share net investment income has been calculated using the average shares outstanding during the period.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of fund shares in relation to fluctuating market values of the investments of the Fund.

(d) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

(e)  The ratio of operating expenses to average net assets without giving effect to the expense limitation described in Note 4 to the Financial Statements would have been (%)
 ...................................      3.85(f)        2.67           2.87          3.85(f)       2.67          2.87

(f)  Computed on an annualized basis.

(g)  Amount is less than $0.01.

                See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999


1. Significant Accounting Policies. The Fund is a Series of Nvest Funds Trust III, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks current income and capital growth. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

                   NOTES TO FINANCIAL STATEMENTS -- continuted
================================================================================
For the Year Ended December 31, 1999


Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

d. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

e. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and distributions from Real Estate Investment Trusts for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

f. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g. Organization Expense. Costs incurred in fiscal 1995 in connection with the Fund's organization and registration, amounting to approximately $19,700 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. Purchases and Sales of Securities. For the year year ended December 31, 1999 purchases and sales of securities (excluding short-term investments) were $25,921,515 and $38,632,512, respectively.

3a. Management Fees and Other Transactions with Affiliates. During the year ended December 31, 1999, the Fund operated under two subadvisory fee contracts. Prior to June 1, 1999, Loomis Sayles & Company, L.P. ("Loomis Sayles") was the Fund's investment subadviser. Effective June 1, 1999 Vaughn, Nelson, Scarborough & McCullough, L.P. ("VNSM") became the investment subadviser.

                   NOTES TO FINANCIAL STATEMENTS -- continuted
================================================================================
For the Year Ended December 31, 1999



The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $300 million and 0.60% of such assets in excess of $500 million reduced by the payment of subadviser fees to the Fund's investment subadviser VNSM at the rate of 0.40% of the first $200 million of the average daily net assets of the Fund, 0.325% of the next $300 million of such assets and 0.275% of such assets in excess of $500 million. Loomis Sayles was paid at the annual rate identical to the rate currently being paid to VNSM. Certain officers and directors of Nvest Management are also officers or trustees of the Fund. Nvest Management, VNSM and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees earned by Nvest Management, VNSM and Loomis Sayles under the management and subadvisory agreements in effect during the year ended December 31, 1999 are as follows:

                                Fees Earned (a)           Period
                                ---------------           ------
        Nvest Management        $   84,385            1/1 -- 12/31/99
        Loomis Sayles               51,737            1/1 -- 5/31/99
        VNSM                        60,775            6/1 -- 12/31/99
                                ----------
                                $  196,897
                                ==========


(a) Before reduction pursuant to expense limitations. See note 4.

The effective management fee for the year ended December 31, 1999 was 0.70%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999 these expenses amounted to $22,000 and are shown separately in the financial statements as accounting and administrative.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $90,311 as compensation for its services in that capacity.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to

                   NOTES TO FINANCIAL STATEMENTS -- continuted
================================================================================
For the Year Ended December 31, 1999



the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by the Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $35,201 in fees under the Class A Plan.

Under the Class B and Class C Plan, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $30,503 and $4,263 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $91,507 and $12,789 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999 amounted to $115,676.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. Expense Limitations and Contingent Expense Obligation. Nvest Management and VNSM have given binding undertakings to waive their respective management and subadvisory fees and, if necessary, Nvest Management has agreed to bear certain expenses associated with the Fund to the extent necessary to limit the Fund's expenses to the annual rate of 1.50% for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares. Nvest Management's undertaking will be in effect for the life of the Fund's current prospectus. As a result of the Fund's expenses exceeding the expense limitation during the year ended December 31, 1999, Nvest

                   NOTES TO FINANCIAL STATEMENTS -- continuted
================================================================================


For the Year Ended December 31, 1999


Management waived $62,069 of its $84,385 management fees, Loomis
Sayles waived their entire management fee of $51,737, and VNSM waived their entire management fee fee of $60,775.

Under a previous fee deferral agreement Nvest Management deferred fees and expenses subject to the obligation of the Fund to pay Nvest Management such fees and expenses in later periods to the extent that the Fund's expenses fall below the annual rate of 1.50% for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares; provided however, that the fund is not obligated to pay any such deferred fees or expenses more than two years after the end of the fiscal year in which the fee or expense was deferred.

Expenses deferred in 1998 (subject to repayment until December 31, 2000): Nvest Management deferred $29,753 of its management fees.

5. Capital Shares. At December 31, 1999, there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:

                                                                                            Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                                                1998                               1999
                                                                    -----------------------------     ------------------------------
      Class A                                                           Shares          Amount            Shares           Amount
-----------------                                                   ------------     ------------     ------------     -------------

Shares sold ....................................................         605,911     $ 11,038,787           87,037     $  1,513,831
Shares issued in connection with the  reinvestment of:
    Dividends from net investment income .......................          14,398          255,693            5,282           92,420
    Distributions from net realized gains ......................          10,133          171,218              136            2,361
                                                                    ------------     ------------     ------------     ------------
                                                                         630,442       11,465,698           92,455        1,608,612
Shares repurchased .............................................        (452,923)      (8,091,937)        (446,573)      (7,693,665)
                                                                    ------------     ------------     ------------     ------------
Net increase (decrease) ........................................         177,519     $  3,373,761         (354,118)    $ (6,085,053)
                                                                    ------------     ------------     ------------     ------------
                                                                                            Year Ended December 31,
                                                                   -----------------------------------------------------------------
                                                                                1998                               1999
                                                                    -----------------------------     ------------------------------
      Class B                                                           Shares          Amount            Shares           Amount
-----------------                                                   ------------     ------------     ------------     -------------
Shares sold ....................................................         547,429     $  9,914,032           62,612     $  1,085,853
Shares issued in connection with the  reinvestment of:
    Dividends from net investment income .......................           5,903          104,500            1,802           31,246
    Distributions from net realized gains ......................           8,752          147,992              107            1,861
                                                                    ------------     ------------     ------------     ------------
                                                                         562,084       10,166,524           64,521        1,118,960
Shares repurchased .............................................        (151,715)      (2,689,057)        (443,688)      (7,627,426)
                                                                    ------------     ------------     ------------     ------------
Net increase (decrease) ........................................         410,369     $  7,477,467         (379,167)    $ (6,508,466)
                                                                    ------------     ------------     ------------     ------------

                   NOTES TO FINANCIAL STATEMENTS -- continuted
================================================================================
For the Year Ended December 31, 1999


                                                                                            Year Ended December 31,
                                                                   -----------------------------------------------------------------
                                                                                1998                               1999
                                                                    -----------------------------     ------------------------------
      Class C                                                           Shares          Amount            Shares           Amount
-----------------                                                   ------------     ------------     ------------     -------------
Shares sold ....................................................          64,147     $  1,161,625            9,838     $    173,140
Shares issued in connection with the  reinvestment of:
    Dividends from net investment income .......................             776           13,773              248            4,290
    Distributions from net realized gains ......................           1,200           20,278               17              288
                                                                    ------------     ------------     ------------     ------------
                                                                          66,123        1,195,676           10,103          177,718
Shares repurchased .............................................         (37,673)        (670,268)         (51,187)        (883,188)
                                                                    ------------     ------------     ------------     ------------
Net increase (decrease) ........................................          28,450     $    525,408          (41,084)    $   (705,470)
                                                                    ------------     ------------     ------------     ------------
Increase (decrease) derived from
      capital shares transactions ..............................         616,338     $ 11,376,636         (774,369)    $(13,298,989)
                                                                    ============     ============     ============     ============


6. Line Of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================



To the Trustees of Nvest Funds Trust III and the Shareholders of the Nvest Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Equity Income Fund (formerly the New England Equity Income Fund) (the "Fund"), a series of Nvest Funds Trust III, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

                                 NVEST FUNDS
================================================================================

         LARGE-CAP EQUITY FUNDS               GLOBAL/INTERNATIONAL EQUITY
           Capital Growth Fund                    Star Worldwide Fund
          Kobrick Growth Fund                 International Equity Fund
              Growth Fund
         Growth and Income Fund                 CORPORATE INCOME FUNDS
             Balanced Fund                 Short Term Corporate Income Fund
               Value Fund                          Bond Income Fund
                                                   High Income Fund
          ALL-CAP EQUITY FUNDS                  Strategic Income Fund
           Star Advisers Fund
          Kobrick Capital Fund                  GOVERNMENT INCOME FUNDS
             Bullseye Fund                 Limited Term U.S. Government Fund
           Equity Income Fund                 Government Securities Fund

         SMALL-CAP EQUITY FUNDS                   MONEY MARKET FUNDS*
           Star Small Cap Fund                   Cash Management Trust
      Kobrick Emerging Growth Fund          Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                              or guaranteed by the FDIC
                                            or any other government agency


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

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Boston, Massachusetts

      02116
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